                                                                       EXHIBIT 1




                                  ONEOK, INC.


                              Senior Note Offering

                             UNDERWRITING AGREEMENT



                                                            [DATE]



[Name and address of underwriters]


Ladies and Gentlemen:

  ONEOK, Inc., an Oklahoma corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule I certain of its debt securities specified in Schedule II (the "Offered Securities") on the terms and conditions stated herein and in Schedule II. The Offered Securities will be issued pursuant to an indenture dated as of ___, 1998 (the "Indenture") between the Company and Chase Bank of Texas National Association, as trustee (the "Trustee"). As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firms named as Underwriters in Schedule I and the term "you" shall mean the Underwriters, if no underwriting syndicate is purchasing the Offered Securities, or the representatives of the Underwriters, if an underwriting syndicate is purchasing the Offered Securities, as indicated in Schedule I.

  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-___), including a prospectus, relating to certain of its debt securities (including the Offered Securities) and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement has been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement reflecting the terms of the

Offered Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." Such registration statement, as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement," and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.

        Section 1.  Representations and Warranties. (a) The Company represents
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 and warrants to and agrees with each Underwriter that:

        (i) On the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, and on the date of the filing by the Company of any annual report on Form 10-K after the original filing of the Registration Statement, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"), the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date hereof and at the Closing Date (as defined below), the Prospectus, and any amendments thereof and supplements thereto, complies and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations and the Prospectus, and any amendments thereof and supplements thereto, does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties
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     as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through you expressly for use in the Registration Statement or the Prospectus. At the Closing Date, the Designated Indenture (as defined below) will comply in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

        (ii) The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and when read together with the other information included in or incorporated by reference in the Prospectus, do not and will not, on the date hereof and at the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (iii) KPMG Peat Marwick LLP and Arthur Andersen LLP, who have reported upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

        (iv) This Agreement has been duly authorized, executed and delivered by the Company, and the Company has full corporate power and authority to enter into this Agreement.

        (v) The consolidated financial statements included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and the consolidated cash flows of the Company and its subsidiaries for the periods specified. Except as otherwise stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The selected financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

        (vi) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise (a "Material Adverse Effect").

        (vii) The Company's only direct and indirect subsidiaries are listed in Exhibit A (each individually, a "Subsidiary", and collectively, the "Subsidiaries"). Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; and each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company, directly or through one or more Subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

        (viii) The Indenture, each supplement thereto, if any, to the date hereof and the supplement thereto or board resolution setting forth the terms of the Offered Securities (the Indenture, as so supplemented by such supplement or supplements and board resolution, being herein referred to as the "Designated Indenture"), have been duly authorized by the Company. The Indenture as executed is or will be substantially in the form filed as an exhibit to the Registration Statement. The Designated Indenture, when duly executed and delivered (to the extent required by the Indenture) by the Company and the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Designated Indenture conforms in all material respects to the description thereof in the Prospectus.

        (ix) The Offered Securities have been duly authorized by the Company. When executed, authenticated, issued and delivered in the manner provided for in the Designated Indenture and sold and paid for as provided herein, the Offered Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Designated Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Offered Securities conform in all material respects to the description thereof in the Prospectus.

        (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Change"), (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, other than the ordinary quarterly dividend paid or payable by the Company to holders of its Common Stock.

        (xi) Neither the Company nor any Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject except, in each case, any default which would not have a Material Adverse Effect. The execution and delivery by the Company of this Agreement and the Designated Indenture, the issuance and delivery of the Offered Securities, the consummation by the Company of the transactions contemplated herein and in the Registration Statement and compliance by the Company with the terms of this Agreement and the Designated Indenture have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable law, rule, regulation, judgment, order or decree or determination of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties.

        (xii) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1939 Act and the securities or blue sky laws of the various states), is required for the valid authorization, issuance, sale and delivery of the Offered Securities or for the execution, delivery or performance of the Designated Indenture by the Company.

        (xiii) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the

     Company or any Subsidiary that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any Material Adverse Change, or that could adversely affect the consummation of the transactions contemplated in this Agreement; no pending legal or governmental proceedings that are not described in the Prospectus to which the Company or any Subsidiary is a party or which affect any of their respective properties, including ordinary routine litigation incidental to the business of the Company or any Subsidiary, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

        (xiv) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed (or incorporated by reference) as required.

        (xv) The Company and the Subsidiaries each has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary; all of the real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company and such Subsidiaries.

        (xvi) The Company and its Subsidiaries each owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except for those Governmental Licenses the absence of which would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses.

        (xvii) The Company and the Subsidiaries each owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, copyrights, trademarks, service marks, trade names and know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures), necessary to carry on its business as presently conducted, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, copyrights, trademarks, service marks or trade names.

        (xviii) No labor problem exists with the Company's employees or with employees of the Subsidiaries or, to the Company's Knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiaries' principal suppliers, contractors or customers that could be expected to have a Material Adverse Effect.

        (xix) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Offered Securities and the Company has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

        (xx) The Company is not an investment company or a company controlled by an investment company under the Investment Company Act of 1940.

        (xxi) All United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed, and all other franchise and income tax returns of the Company and its Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except tax assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined.

        (xxii) The Company and its subsidiaries are implementing a comprehensive, detailed program to analyze and address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem"), and reasonably believes that such risk will be remedied on a timely basis without material expense and will not have a Material Adverse Effect; and the Company believes, after due inquiry, that each supplier, vendor, customer or financial service organization used or serviced by the Company and its Subsidiaries has remedied or will remedy on a timely basis the Year 2000 Problem, except to the extent that a failure to remedy by any such supplier, vendor, customer or financial service organization would not have a Material Adverse Effect. The Company is in compliance with the

     Commission's most recent staff legal bulletin related to Year 2000 complaince.

        (b) Any certificate signed by any officer of the Company or any Subsidiary pursuant to this Agreement and delivered to you or to counsel for the Underwriters in connection with the offering of the Offered Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

        Section 2.  Purchase and Sale. (a)  On the basis of the representations
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and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price to the Underwriters set forth in Schedule II, the principal amount of Offered Securities set forth opposite the name of such Underwriter in Schedule I.

        (b) Payment of the purchase price for, and delivery of, the Offered Securities shall be made at the date and time specified in Schedule II, or at such other date and time as shall be agreed upon by the Company and you, or as shall otherwise be provided in Section 10 (such date and time of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by you hereunder by wire transfer payable in immediately available funds to an account specified by the Company, against delivery to you for the respective accounts of the several Underwriters of the Offered Securities. Delivery of the Offered Securities shall be made through the facilities of the Depository Trust Company unless you shall otherwise instruct.

        Section 3.  Certain Covenants of the Company. The Company covenants
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with each Underwriter as follows:

              (a) If requested by you in connection with the offering of the Offered Securities, the Company will prepare a preliminary prospectus supplement containing such information as you and the Company deem appropriate, and, immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement that complies with the 1933 Act and the 1933 Act Regulations and that sets forth the principal amount of the Offered Securities and their terms not otherwise specified in the Indenture, the name of each Underwriter participating in the offering and the principal amount of the Offered Securities that each severally has agreed to purchase, the name of each Underwriter, if any, acting as representative of the Underwriters in connection with the offering, the price at which the Offered Securities are to be purchased by the Underwriters from the Company, any initial public offering price, any selling concession and reallowance and any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Offered Securities. The Company will transmit copies of the Prospectus Supplement to the Commission for filing pursuant to and within the time period permitted by Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of any preliminary prospectus supplement and the Prospectus as you shall reasonably request.

        (b) The Company will comply with the 1933 Act and the 1933 Act Regulations, and the 1934 Act and the 1934 Act Regulations, so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and in the Prospectus. If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(d), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

        (c) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will, subject to Section 3(d), file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

        (d) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will inform you of its intention to file any amendment to the Registration Statement, any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; will furnish you with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which you or your counsel shall reasonably object.

        (e) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any of such purposes. The Company will use its best efforts to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

        (f) The Company has furnished or will furnish to you as many conformed copies of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after the Registration Statement became effective, copies of all exhibits and documents filed therewith or incorporated by reference therein (through the end of the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities) and conformed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to you, for each of the Underwriters, one conformed copy of the Registration Statement (as originally filed) and of each amendment thereto (including documents incorporated by reference into the Prospectus).

        (g) The Company will arrange for the qualification of the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and will maintain such qualifications in effect for so long as required for the distribution of the Offered Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Offered Securities have been qualified as above provided. Notwithstanding the preceding sentences, the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or file a general consent to service of process in any jurisdiction.

        (h) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby (or 90 days, in the case of a period that is also the Company's fiscal year), an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering (i) a period of 12 months beginning after the effective date of the Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective dates and (ii) a period of 12 months beginning after the date of this Agreement but not later than the first day of the Company's fiscal quarter next following the date of this Agreement.

        (i) If and to the extent specified in Schedule II, the Company will use its best efforts to cause the Offered Securities to be duly authorized for listing on such exchange specified in Schedule II and to be registered under the 1934 Act.

        (j) For a period of five years after the Closing Date, the Company will furnish to you and, upon request, to each Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders or security holders generally.

        (k)  Between the date hereof and such date as may be specified in
     Schedule II, the Company will not, without your prior consent, offer or sell, enter into any agreement to sell, or announce the offering of, any debt securities issued or guaranteed by the Company with maturities longer than one year (other than the Offered Securities). This limitation is not applicable to such offerings as may be specified in Schedule II.

        Section 4.  Payment of Expenses.  The Company will pay and bear all
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costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, any preliminary prospectus supplements and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Designated Indenture, the Offered Securities and the Blue Sky Survey, (c) the delivery of the Offered Securities to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Offered Securities under the applicable securities laws in accordance with Section 3(g) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey, (f) any fees charged by rating agencies for rating the Offered Securities, (g) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Designated Indenture and the Offered Securities and (h) the listing fees and expenses incurred in connection with any listing of the Offered Securities on the New York Stock Exchange or any other exchange. Except as otherwise provided in this Section 4, the Underwriters shall pay all of their own costs and expenses.

  If this Agreement is terminated by you in accordance with the provisions of
Section 5 or 9(a), the Company shall reimburse the Underwriters for all their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

        Section 5.  Conditions of Underwriters' Obligations.  Except as
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otherwise provided in Schedule II, the obligations of the Underwriters to purchase and pay for the Offered Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

        (a) At the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

        (b) At the Closing Date, you shall have received a signed opinion of Gable and Gotwals, counsel for the Company, dated as of the Closing Date, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect stated in Schedule III hereto.

        (c) At the Closing Date, you shall have received signed opinions of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, dated the Closing Date, together with signed or reproduced copies of such opinions for each of the other Underwriters, with respect to the issuance and sale of the Offered Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as you may reasonably require, and the Company shall have furnished to Cleary, Gottlieb, Steen & Hamilton such documents as they request for the purpose of enabling them to pass upon such matters.

        (d) You shall have received a certificate of the President or a Vice President, and the Treasurer or the Controller, of the Company, dated as of the Closing Date, to the effect that (i) there has not been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Change, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed and satisfied at or prior to the Closing Date and (iii) the representations and warranties of the Company set forth in Section 1(a) are true and correct in all material respects as though expressly made at and as of the Closing Date.

        (e) You shall have received on the Closing Date a letter from each of KPMG Peat Marwick LLP and Arthur Andersen LLP, independent public accountants (or other independent public accountants acceptable to you), dated as of the Closing Date, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants'
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     "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement or the Prospectus.

        (f) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities, including the Offered Securities, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

        (g) At the Closing Date, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and the other matters to be addressed in the opinion referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Date in connection with the authorization, issuance and sale of the Offered Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and to counsel for the Underwriters.

        If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by you on notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 4, 6, 7 and 8 shall remain in effect.

        The documents required to be delivered by this Section 5 shall be delivered on the Closing Date at the time and location specified in Schedule II.

        Section 6.  Indemnification.  (a) The Company agrees to indemnify and
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hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

        (i) against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to attorneys' fees and disbursements and the allocated costs of in-house counsel), as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (ii) against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to attorneys' fees and disbursements), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

        (iii) against any and all expense whatsoever (including but not limited to attorneys' fees and disbursements), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the Company will not be liable in any such case to the
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extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein provided, further, that such indemnity with
                                   --------  -------
respect to the preliminary prospectus or preliminary prospectus supplement shall not inure to the benefit of any Underwriter (or any persons controlling such Underwriter) from whom the person asserting such loss, claim, damage or liability purchased the Offered Securities which are the subject thereof if such person did not receive a copy of the final prospectus or prospectus supplement (or the final prospectus supplement as amended or supplemented at or prior to the confirmation of the sale of such Offered Securities to such person and any such untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus or preliminary prospectus supplement (or any amendment or supplement thereto) was corrected in the final prospectus or final prospectus supplement (or the final prospectus supplement as amended or supplemented).

        (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

        (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action unless (i) the use of the counsel chosen by the indemnifying party to represent the indemnified parties would present such counsel with a conflict of interest, (ii) the actual or potential defendants in any such action include both the indemnified parties and the indemnifying party and the indemnified parties shall have reasonably concluded that there may be legal defenses available to them which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified parties, or (iv) the indemnifying party shall authorize the indemnified parties to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified parties from and against any loss or liability by reason of such settlement or judgment. The indemnifying party will not settle any action or proceeding without the written consent of the indemnified parties unless such settlement includes an unconditional release of such indemnified parties from all liability arising out of such claim, action, suit or proceeding.

        Section 7.  Contribution.  In order to provide for just and equitable
                    ------------
contribution in circumstances under which the indemnity provided for in Section 6 is for any reason unavailable or insufficient to hold harmless an indemnified party, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and one or more of the Underwriters, as incurred, in such proportions as to reflect the relative benefits to the Company on the one hand and to the Underwriters on the other of the offering of the Offered Securities. The relative benefits to the Company on the one hand and to the Underwriters on the other shall be deemed to be in the same proportions as the initial public offering price for the Offered Securities bears to the underwriting discount hereunder with respect to the offering of the Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company and the Underwriters shall contribute to such amount paid or payable in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations to contribute pursuant to this Section 7 shall be several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

        Section 8.  Survival of Certain Provisions. The representations,
                    ------------------------------
warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, any Underwriter or any person who controls the Company or any Underwriter within the meaning of Section 15 of the 1933 Act and will survive delivery of and payment for the Offered Securities. The provisions of Sections 4, 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

        Section 9.  Termination of Agreement. (a) You may terminate this
                    ------------------------
Agreement, by notice to the Company, at any time at or prior to the Closing
Date (i) if there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in your judgment, impracticable or inadvisable to market the Offered Securities or enforce contracts for the sale of the Offered Securities or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the New York Stock Exchange or any other governmental authority or (iv) if a banking moratorium has been declared by either federal or New York authorities.

        (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 4, 6, 7 and 8 shall remain in effect.

        Section 10.  Default.  If one or more of the Underwriters shall fail
                     -------
at the Closing Date to purchase the Offered Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Offered Securities"), you shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Offered Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 36-hour period, then:

        (a) if the aggregate principal amount of Defaulted Offered Securities does not exceed 10% of the aggregate principal amount of the Offered Securities to be purchased, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters, or

        (b) if the aggregate principal amount of Defaulted Offered Securities exceeds 10% of the aggregate principal amount of the Offered Securities to be purchased, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

        Section 11.  Notices.  All notices and other communications shall be in
                     -------
writing and effective only on receipt, and, if sent to you or the Underwriters, will be mailed, delivered or telefaxed to [ADDRESS OF UNDERWRITERS]; or, if sent to the Company, will be mailed, delivered or telefaxed to it at 100 West 5th Street, Tulsa, OK 74103, Attention: Chief Financial Officer, (telecopier no.:
(918) 588-7960), with a copy to Gable and Gotwals, 100 West 5th Street, Tulsa, OK 74103, Attention: Donald A. Kihle (telecopier no.: (918) 585-7873).

        Section 12.  Parties.  The agreement herein set forth is made solely
                     -------
for the benefit of the several Underwriters, the Company and, to the extent expressed, any person who controls the Company or any of the Underwriters within the meaning of Section 15 of the 1933 Act, the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 10, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any Underwriter of the Offered Securities. If there are two or more Underwriters, all of their obligations hereunder are several and not joint.

        Section 13.  Governing Law and Time.  THIS AGREEMENT SHALL BE GOVERNED
                     ----------------------
BY THE LAWS OF THE STATE OF NEW YORK.  Specified times of day refer to
New York City time.

        Section 14.  Counterparts.  This Agreement may be executed in one or
                     ------------
more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                          Very truly yours,


                                          ONEOK, Inc.



                                          By _________________________
                                             Name:
                                             Title:



Confirmed and accepted as of
the date first above written:

  [Underwriters]



By:

By: __________________________
    Name:
    Title:


For themselves and as Representatives of the
--------------------------------------------
other Underwriters named in Schedule I.
---------------------------------------

                                                                       EXHIBIT A

                          SUBSIDIARIES OF ONEOK, INC.

                                  SCHEDULE I



                                  ONEOK, Inc.

                             Senior Note Offering

                                  SCHEDULE II


                                  ONEOK, Inc.

                             Senior Note Offering



Principal amount to be issued:  $.

Current ratings:

Interest rate:              , payable:

Date of maturity:

Redemption provisions:

Sinking fund requirements:


Initial public offering price:    % of the principal amount plus accrued
interest[, or amortized original issue discount, if any,] from

Purchase price:     % of the principal amount plus accrued interest[, or
amortized of original issue discount, if any,] from

Closing Date, Time and Location:    , 19    at 10:00 a.m. at    .      .

Listing requirement:

Expiration date of lock-up as contemplated by Section 3(k) and any additional exceptions referred to in Section 3(k):

Other terms and conditions:

                                 SCHEDULE III



          MATTERS TO BE COVERED BY OPINION OF COUNSEL TO THE COMPANY



          Gable and Gotwals shall have furnished to you an opinion letter to the following effect (in form and substance satisfactory to you):

          1. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and, to the best of our knowledge, has all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus.

          2. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Offered Securities, in connection with the execution, delivery and performance of the Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1933 Act Regulations, the 1934 Act Regulations, the 1939 Act and the 1939 Act Regulations and such as may be required by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Offered Securities.

          3. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Designated Indenture conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

          4. The Registration Statement and the Prospectus (including any documents incorporated by reference into the Prospectus, at the time filed) comply and complied at the Effective Date in all material respects as to form with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the 1939 Act and the 1939 Act Regulations (except that we express no opinion as to financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein) .

          5. We have participated in the preparation of the Registration Statement and the Prospectus. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, we are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, and relying as to materiality as to matters of fact to a large extent on the statements of officers of the Company, nothing has come to our attention which has caused us to believe that, both as of the Effective Date and as of the Closing Date, either the Registration Statement or the Prospectus, or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made (except that we express no opinion as to the Form T-1 filed as an exhibit to the Registration Statement and as to the financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

          6. The Registration Statement has become effective under the Act and, to the best of our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

          7. We have reviewed all contracts or other documents referred to in the Registration Statement and the Prospectus and such contracts or other documents are fairly summarized or disclosed therein and filed as exhibits thereto as required, and, after due inquiry, we do not know of any contracts or other documents required to be so summarized or disclosed or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein which have not been so summarized or disclosed or filed.

          8. All descriptions in the Prospectus of the Offered Securities, the Designated Indenture, statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown in all material respects.

          9. The Company has full corporate power and authority to enter into this Agreement, and the Agreement has been duly authorized, executed and delivered by the Company.

          10. The Company has full corporate power and authority to enter into the Designated Indenture and to issue the Offered Securities, and the Designated Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act; the Offered Securities have been duly authorized, executed and delivered by the Company and duly authorized, executed, authenticated (assuming due authentication by or on behalf of the Trustee), issued and delivered and are entitled to the benefits of the Designated Indenture; and, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, whether such principles are considered in a proceeding at law or equity, each of the Designated Indenture and the Offered Securities are legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms.

          11. The execution and delivery of the Agreement and the Designated Indenture by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Agreement, the Designated Indenture and the Offered Securities do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of or constitute a default or result in the acceleration of any obligation under, the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which it or any of its properties is bound or affected, or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries (except that we express no opinion as to the securities or Blue Sky laws of any jurisdiction other than the United States).

          12. Except as disclosed in the Prospectus, we know of no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any Material Adverse Change, or that could adversely affect the consummation of the transactions contemplated in this Agreement; to the best of our knowledge, no pending legal or governmental proceedings that are not described in the Prospectus to which the Company or any Subsidiary is a party or which affect any of their respective properties, including ordinary routine litigation incidental to the business of the Company or any Subsidiary, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          13. To the best of our knowledge, neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, by-laws or other charter documents or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which it or its properties is bound or affected and neither the Company nor any of its subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit known to us or any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries, where such violation or default might have a Material Adverse Effect.

          14. The Company is not an investment company or a company controlled by an investment company under the Investment Company Act of 1940.

          In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions of other counsel as to matters governed by the laws of jurisdictions other than the United States and the State of Oklahoma, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that
                                     --------
in such counsel's opinion that such counsel and the Underwriters are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date. For purposes of paragraph 2 above, we have reviewed only those statutes, rules and regulations, including regulatory rules and regulations, that in our experience are applicable to transactions of the type contemplated by the Underwriting Agreement or the Indenture or for the offering, issuance, sale or delivery of the Offered Securities.

          Capitalized terms used herein but not defined shall have the meanings assigned to them in the Underwriting Agreement.